                                   SETTLEMENT
                                   AGREEMENT





                               September 2, 1998

                               TABLE OF CONTENTS


                                               ARTICLE 1
                                DEFINED TERMS AND RULES OF CONSTRUCTION
1.1     Defined Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
1.2     Rules of Construction, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

                                               ARTICLE 2
                                 PURCHASE OF NATWEST CLAIMS AND RIGHTS
2.1     Purchase and Sale  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
2.2     Transfer Without Recourse to NatWest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
2.3     Payments By PES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
2.4     Agreement to Turn Over Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

                                               ARTICLE 3
                                            OTHER AGREEMENTS
3.1     Mutual Releases  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
3.3     Pending Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
3.4     USAF Claims Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
3.5     Designation of Successor Collateral Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
3.6     Modification of Financing Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
3.7     Cancellation and Termination of the Construction Guaranty  . . . . . . . . . . . . . . . . . . . . . . 8
3.8     Covenants of NatWest Respecting USAF Proceedings . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
3.9     Covenant and Waiver of Time by Energy  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

                                               ARTICLE 4
                                                CLOSING
4.1     Date and Place . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
4.2     NatWest Deliveries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
4.3     PES Deliveries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
4.4     Powell Deliveries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
4.5     Energy Deliveries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
4.6     Travis Deliveries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
4.7     Cogen Deliveries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
4.8     Closing Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
4.9     Form of Closing Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

                                               ARTICLE 5
                                         CONDITIONS OF CLOSING
5.1     Closing Deliveries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
5.2     Preclosing Deliveries. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
5.3     Assignment of Claims Act.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
5.4     Required Consents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
5.5     Right to Terminate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

                                                ARTICLE 6
                                      REPRESENTATIONS AND WARRANTIES
 6.1     Representations and Warranties of NatWest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
 6.2     Representations and Warranties of Empire Parties . . . . . . . . . . . . . . . . . . . . . . . . . .  15
 6.3     Representations and Warranties of Powell and PES . . . . . . . . . . . . . . . . . . . . . . . . . .  16
 6.4     Cumulative Representations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
 6.5     Survival of Representations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

                                                ARTICLE 7
                                             INDEMNIFICATION
 7.1     Indemnification by Energy  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
 7.2     Indemnification by Cogen . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
 7.3     Indemnification by Travis  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
 7.4     Indemnification by NatWest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
 7.5     Indemnification by Powell  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
 7.6     Indemnification by PES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
 7.7     Notice of Claim  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

                                                ARTICLE 8
                                              MISCELLANEOUS
 8.1     Complete Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
 8.2     Counterpart Execution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
 8.3     Amendments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
 8.4     Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
 8.5     No Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
 8.6     Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
 8.7     Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
 8.8     Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
 8.9     Partial Invalidity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
 8.10    Incorporation of Exhibits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
 8.11    Lawful Authority.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
 8.12    Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
 8.13    Benefits of Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

                              SETTLEMENT AGREEMENT

         This Settlement Agreement (this "Agreement") is made and entered into effective as of the second day of September, 1998, by and among NATIONAL WESTMINSTER BANK Plc, a public limited company organized under the laws of England ("NatWest"), POWELL INDUSTRIES, INC., a Nevada corporation ("Powell"), POWELL ENERGY SYSTEMS, INC., a Nevada corporation ("PES"), EMPIRE ENERGY MANAGEMENT SYSTEMS, INC., a New York corporation ("Energy"), EMPIRE COGEN, INC., a Florida corporation ("Cogen") and BRIAN TRAVIS, a resident of the State of Florida ("Travis"). Except as specifically set forth herein, all capitalized terms in this Agreement, including the terms used above and in the Recitals below, shall have the meanings set forth in Article 1 hereof.

                                R E C I T A L S:

         A. Pursuant to the Loan Agreement and the other Financing Documents, NatWest made certain loans and/or advances to Energy to refinance earlier loans advanced by third parties and to provide funding for the completion of the construction of the Facility.

         B. In connection with the construction of the Facility, Powell executed the Construction Guaranty.

         C. For various reasons, the Facility was not fully constructed and USAF terminated its agreements with Energy claiming that Energy defaulted in its obligations under such agreements. Energy disputes such termination and has initiated ASBCA Proceedings against USAF.

         D. Certain disputes have arisen among NatWest, Energy, Travis and Powell relating to the Financing Documents and the Facility and such disputes are the subject of various claims and counterclaims in the Pending Litigation.

         E. After extensive negotiations, the parties have reached an agreement for the resolution of such disputes and desire to enter into this Agreement to memorialize the terms and conditions of such settlement. By entering into this Agreement, no party admits liability on any matter or concedes the correctness of any assertion made in the pending litigation.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                   ARTICLE 1
                    DEFINED TERMS AND RULES OF CONSTRUCTION

         1.1 Defined Terms. For purposes of this Agreement, the following terms shall have the following meanings:

                 (a) "Affiliate" means with respect to any Person (i) any Person directly or indirectly controlling, controlled by or under common control with such Person, (ii) any Person owning or controlling ten percent (10%) or more of the outstanding voting interest of such Person, and/or (iii) any past or present officer, director, or holder of ten percent (10%) or more of the voting interest of any Person described in clauses (i) or (ii) of this sentence. For purposes of this definition, the term "controls", "is controlled by" or "is under common control with" shall mean possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting interest, by contract or otherwise. Notwithstanding the preceding sentences, in no event shall: (iv) Powell, PES or any subsidiary of Powell or PES be deemed to be an "Affiliate" of Energy, Cogen, Travis or any Person otherwise included within the definition of an Affiliate of Energy, Cogen, or Travis; and (v) Energy, Cogen or Travis be deemed to be an "Affiliate" of Powell, PES or any Person otherwise included within the definition of an Affiliate of Powell or PES.

                 (b)      "Agreement" means this Settlement Agreement.

                 (c)      "ASBCA" means the Armed Services Board of Contract
Appeals.

                 (d) "ASBCA Proceedings" means the proceeding pending before the ASBCA in the matters captioned Appeal of Empire Energy Management Systems, Inc. Under Contract No. F44650-88-C-004, ASBCA No. 46741, filed October 28, 1993 and Appeal of Empire Energy Management Systems, Inc. Under Contract No. F44650-88-C-004, ASBCA No. 46076, filed May 12, 1993.

                 (e) "Assignment of Claims Act" means the Assignment of Claims Act of 1940 codified at 31 U.S.C. Section 3727 and 41 U.S.C. Section 15, together with all regulations promulgated thereunder and any similar statutes, rules or regulations of the United States restricting or otherwise imposing limitations upon the assignment of claims against the United States.

                 (f) "Claims" means any and all claims or causes of action, whether arising in contract, tort or otherwise, known or unknown, liquidated or unliquidated.

                 (g) "Closing" shall have the meaning attributed to such term under Paragraph 4.1 below.

                 (h) "Closing Date" shall have the meaning attributed to such term under Paragraph 4.1 below.

                 (i) "Closing Documents" means and includes this Agreement, the USAF Claims Agreement, the Loan Modification Documents, the Mutual Releases, the NatWest Assignment, the PES Deferred Note and any other documents, instruments or certificates executed or delivered in connection with the closing of the transactions described herein.

                 (j)      "Cogen" means Empire Cogen, Inc.

                 (k) "Cogen Subordination" means the Subordination Agreement to be entered into on the Closing Date by and among Cogen, Energy and PES.

                 (l) "Collateral Agent" means the Collateral Agent under the Financing Documents, as amended, and any successors or assigns thereto.

                 (m) "Construction Guaranty" means the Construction Guaranty executed by Powell in connection with the NatWest Loan Transactions.

                 (n) "Construction Guaranty Termination Agreement" means the Construction Guaranty Termination Agreement to be executed at Closing pursuant to the which the Construction Guaranty shall be terminated and canceled in all respects and Powell shall be fully released from all obligations thereunder.

                 (o) "Court" means the United States District Court for the Southern District of New York.

                 (p)      "Energy" means Empire Energy Management Systems, Inc.

                 (q) "Energy Litigation Counsel Letter" means the letter from counsel to Energy in the proceedings presently pending before the ASBCA, as described in subparagraph 5.2(c) below.

                 (r) "Energy - Powell Note" means the promissory note dated January 15, 1995 in the original principal amount of $250,000.00 executed by Energy and made payable to the order of Powell.

                 (s) "Energy Releases" means the general releases to be executed on the Closing Date by Energy, Cogen and Travis in favor of NatWest and by Energy, Cogen and Travis in favor of Powell.

                 (t) "Empire Parties" means and includes Travis, Energy, Cogen and their Affiliates.

                 (u) "Facility" means the proposed cogeneration facility at a site on MacDill Avenue on the MacDill Air Force Base near Tampa Florida, as more particularly described in the Financing Documents.

                 (v) "Final Judgment and Order" means the Final Judgment and Consent Order of Dismissal with Injunctions to be signed by each of the parties to the Pending Litigation (or their counsel) and submitted to the Court.

                 (w) "Financing Documents" shall have the meaning attributed to such term under the Loan Agreement, as amended, and shall include each of the documents listed on Exhibit "A" attached hereto.

                 (x) "Governance Documents" means as to any Person the certificate of incorporation, bylaws, articles of organization, operating agreement, partnership agreement or other organizational or governing documents of such Person.

                 (y) "Governmental Authority" means any nation or government, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

                 (z) "Loan Agreement" means that certain Construction and Term Loan Agreement dated as of April 30, 1992, entered into by and between Energy and NatWest.

                 (aa) "Loan Modification Agreement" means the Loan Modification and Extension Agreement to be entered into by and between PES, as lender, and Energy, as borrower, respecting the modification of the NatWest Loan Transaction.

                 (bb) "Loan Modification Documents" means the Loan Modification Agreement together with all other documents or instruments necessary to effectuate the transactions contemplated in the Loan Modification Agreement.

                 (cc) "Mutual Releases" means, collectively, the NatWest-Powell Mutual Release, the NatWest-Travis Mutual Release and the Powell-Travis Mutual Release.

                 (dd)     "NatWest" means National Westminster Bank Plc.

                 (ee) "NatWest Assignment" means the Assignment executed by NatWest pursuant to which NatWest shall transfer and assign to PES the NatWest Claims and Rights.

                 (ff) "NatWest Claims and Rights" means all Claims and rights in any way connected with the Facility, now or at any time prior hereto, held by NatWest against (i) Powell; (ii) Empire Parties; (iii) USAF; (iv) any Affiliate of Powell; (v) any Affiliate of Empire Parties; and (vi) any other Person. NatWest Claims and Rights include all Claims and rights of NatWest arising under or relating to the Financing Documents.

                 (gg) "NatWest Loan Transaction" means the loan transaction between NatWest and Energy described in the Loan Agreement and the other Financing Documents.

                 (hh) "NatWest-Powell Mutual Release" means the mutual release to be entered into between NatWest and Powell.

                 (ii) "NatWest-Travis Mutual Release" means the mutual release to be entered into between NatWest and Travis.

                 (jj) "Pending Litigation" means the actions presently pending in the Court as docket number 93 Civ. 5331 (WK) in the matter styled National Westminster Bank Plc v. Empire Energy Management Systems, Inc., et al.

                 (kk) "Person" means any individual, corporation, partnership, limited liability company, trust, governmental agency or department, or other entity whatsoever.

                 (ll)     "PES" means Powell Energy Systems, Inc.

                 (mm) "PES Deferred Note" means the promissory note in the amount of $1,000,000.00 to be executed by PES and Powell, as co-maker, and made payable to the order of NatWest, which note, together with interest thereon at the rate of 3% per annum, shall be due and payable on December 31, 1999.

                 (nn)     "Powell" means Powell Industries, Inc.

                 (oo) "Powell-Travis Mutual Release" means the mutual release to be entered into between Powell and Travis.

                 (pp) "Requirements of Law" means any law, treaty, rule or regulation, or a final and binding determination of an arbitrator or a determination of a court or other Governmental Authority, in each case as may be applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                 (qq)     "Travis" means Brian Travis.

                 (rr) "Travis Subordination" means the Subordination and Indemnity Agreement to be entered into by and between Travis and PES respecting, among other things, the subordination of all claims of Travis against Energy to the rights and claims of PES with respect to the NatWest Claims and Rights and Powell with respect to the Energy - Powell Note.

                 (ss) "USAF" means the United States of America acting through the Department of the Air Force.

                 (tt) "USAF Claims" means and includes all Claims which the Empire Parties, or any of them, may have against United States of America and all agencies and departments thereof, including USAF in any way connected with the Facility, including all Claims presently pending before the ASBCA and all Claims which may subsequently be filed by or on behalf of the Empire Parties or any Affiliates thereof against USAF before the ASBCA or any other tribunal, administrative agency or court whatsoever.

                 (uu) "USAF Claims Agreement" means the agreement to be entered into by and between PES, Energy and Travis on the Closing Date respecting the prosecution of the USAF Claims and the distribution of the proceeds received with respect thereto.

                 (vv) "USAF Claims Proceeds" means and includes cash, or its equivalent, or any other asset or property whatsoever, paid or transferred by USAF on account of the USAF Claims, whether paid or transferred: (i) in connection with the settlement of the USAF Claims; (ii) following the adjudication of the USAF Claims; (iii) with respect to the satisfaction of any judgment entered in connection with the USAF Claims; or (iv) otherwise.

         1.2 Rules of Construction, Etc. All capitalized terms not specifically defined herein shall have the meaning attributed to such terms under the Financing Documents. All financial terms used in this Agreement, other than those defined in this Article, have the meanings accorded to them under generally accepted accounting principles. This Agreement shall not be construed or resolved against any party hereto, whether under any rule of construction or otherwise, but shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto. All defined terms in the singular and plural shall have comparable meanings when used in the plural and vice-versa, unless otherwise specified. All pronouns and any variations thereof shall be deemed to refer to masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require. The words "hereof," "herein," "hereunder" and words of similar import shall refer to this Agreement as a whole and not any particular provision of this Agreement. The word "party" or "parties" when used in this Agreement means only those persons or entities who are signatories to this Agreement. The words "include," "includes" and "including" will be deemed to be followed by the phrase "without limitation." Unless otherwise specified in the computation of a period of time from a date to a later specified date, the word "from" means "from and including," and the words "to" and "until" each mean "to but excluding". References to all documents, contracts, agreements or instruments shall include any and all supplements and amendments thereto.

                                   ARTICLE 2
                     PURCHASE OF NATWEST CLAIMS AND RIGHTS

         2.1 Purchase and Sale. On the terms and subject to the terms and conditions of this Agreement, NatWest agrees to sell, convey, transfer and assign to PES at the Closing and on the Closing Date and PES agrees to purchase from NatWest the NatWest Claims and Rights.

         2.2 Transfer Without Recourse to NatWest. The sale, conveyance, transfer and assignment of the NatWest Claims and Rights shall be without recourse to NatWest, except as otherwise specifically provided in this Agreement or any other Closing Documents signed by NatWest pursuant to this Agreement. NatWest makes no warranty or representation with respect to the ability of PES to collect the payments due under the Financing Documents from Energy or the financial ability of the Empire Parties to perform their other obligations under the Financing Documents.

         2.3 Payments By PES. PES and Powell, jointly and severally, agree to pay to NatWest the total sum of US$8,000,000.00, payable as follows:

                 (a) The sum of US$7,000,000.00 on the Closing Date by wire transfer or other immediately available funds; and

                 (b) The remaining sum of US $1,000,000, plus interest as provided in the PES Deferred Note.

         2.4 Agreement to Turn Over Proceeds. If at any time from and after the Closing Date NatWest receives any payments or distributions which represent USAF Claims Proceeds or any other proceeds of the NatWest Claims and Rights, NatWest shall promptly deliver such payments or distributions to the Collateral Agent. Furthermore, in the event any such payments or distributions are made to Bank of America or NatWest as "Collateral Agent", NatWest shall, upon request from PES, direct such collateral agent to disburse such funds to the then acting Collateral Agent, or as PES shall otherwise direct.

                                   ARTICLE 3
                                OTHER AGREEMENTS

         3.1 Mutual Releases. At Closing, each party to a Mutual Release will execute and deliver each Mutual Release applicable to such party.

         3.2 Release from Energy. At closing, Energy, Travis and Cogen will execute and deliver the Energy Release.

         3.3 Pending Litigation. At Closing, the parties to the Pending Litigation will cause their respective counsel to execute the Final Judgment and Order which will be submitted to the Court for entry promptly following Closing.

         3.4 USAF Claims Agreement. At Closing, Travis, Energy and PES shall enter into the USAF Claims Agreement.

         3.5 Designation of Successor Collateral Agent. At Closing, NatWest shall execute any required documents to designate Bank of New York as
successor Collateral Agent under the Collateral Agency Agreement.   In
addition, NatWest shall execute and deliver at Closing any financing statement assignments, mortgage assignments or similar type instruments necessary to confirm the change in the designated Collateral Agent.

         3.6 Modification of Financing Documents. At Closing, PES and Energy shall enter into the Loan Modification Agreement pursuant to which the repayment terms of the loan evidenced by the Financing Documents shall be modified as more particularly described therein. In addition, PES, Energy and Travis shall execute and deliver all other Loan Modification Documents and take such other steps as may be necessary to effectuate the modifications contemplated under the Loan Modification Agreement.

         3.7 Cancellation and Termination of the Construction Guaranty. At Closing Powell, PES, Cogen and Energy shall enter into the Construction Guaranty Termination Agreement.

         3.8 Covenants of NatWest Respecting USAF Proceedings. NatWest covenants and agrees, which covenants and agreements shall survive the Closing Date, that NatWest will not take any affirmative action to interfere with the prosecution of the USAF Claims or the right of PES or the Collateral Agent to receive USAF Claims Proceeds. Notwithstanding the foregoing, NatWest shall not be in violation of this covenant in the event NatWest provides information to third parties in response to a valid order or subpoena issued by a court or administrative agency of competent jurisdiction (provided, however, that unless otherwise prohibited by applicable law, NatWest agrees to promptly notify PES of any such order or subpoena in order to allow PES the opportunity to take appropriate action in the proceedings to protect its interests). NatWest agrees to reasonably cooperate in providing historical information concerning its prior dealings, if any, with the USAF, upon reasonable request of PES or Energy .

         3.9 Covenant and Waiver of Time by Energy. Energy expressly waives its right to assert or interpose against Powell or PES, and expressly covenants and agrees that it will not assert or interpose against either of them, in any judicial, arbitration, or other dispute resolution proceeding, as a defense to any claim related directly or indirectly to the Pending Litigation, any statute of limitation or any other defense based upon the passage of time during the Pending Litigation and from then, to and including the Settlement Turnover Date. The covenant, agreement, and waiver in this Paragraph 3.9 shall survive the Closing Date.

                                   ARTICLE 4
                                    CLOSING

         4.1 Date and Place. The closing of the transactions described herein (the "Closing") shall take place on or before September 10, 1998 (the "Closing Date") at the New York offices of Skadden, Arps, Slate, Meagher & Flom LLP, or at such other location as the parties shall mutually agree.

         4.2 NatWest Deliveries. At Closing, NatWest shall deliver the following (each, to the extent applicable, to be properly executed and acknowledged in appropriate counterparts and, unless otherwise noted, to be delivered to PES):

                 (a)      The NatWest Assignment;

                 (b) The original of the Construction Loan Note, together with the original of any other promissory notes executed by Energy in connection with the NatWest Loan Transactions, with each such note being duly endorsed, without recourse, to PES.

                 (c)      Originals of each of the other Financing Documents;

                 (d) The original stock certificate or certificates evidencing the Pledged Shares; provided, however, that in the event any such certificate is in the possession of NatWest in its capacity as Collateral Agent under the Collateral Agency Agreement, such certificate shall be delivered directly to the successor Collateral Agent;

                 (e) A notification letter to USAF confirming the designation of the successor Collateral Agent under the Collateral Agency Agreement as described in Paragraph 3.5 above;

                 (f) The assignments and other documents requested under Paragraph 3.5 above respecting the change in the Collateral Agent;

                 (g) Evidence of the existence, organization and authority of NatWest and of the authority of the persons executing documents on behalf of NatWest reasonably satisfactory to Powell and PES;

                 (h) The Final Judgment and Order (to be delivered to counsel for Powell);

                 (i)      The NatWest-Powell Mutual Release; and

                 (j) The NatWest-Travis Mutual Release (to be delivered to Travis).

         4.3 PES Deliveries. At Closing, PES shall deliver the following (each, to the extent applicable, to be properly executed and acknowledged in appropriate counterparts and, unless otherwise noted, to be delivered to NatWest):

                 (a) The sum of US$7,000,000.00 by wire transfer or other immediately available funds;

                 (b)      The PES Deferred Note;

                 (c) The Final Judgment and Order (to be delivered to Powell's counsel);

                 (d) The Loan Modification Documents (to be delivered to Energy and Travis);

                 (e) The USAF Claims Agreement (to be delivered to Energy and Travis);

                 (f) The Construction Guaranty Termination Agreement (to be delivered to Powell, Cogen and Energy);

                 (g) The Cogen Subordination (to be delivered to Cogen and Energy);

                 (h) The Travis Subordination (to be delivered to Travis and Energy);

                 (i) Evidence of the existence, organization and authority of PES and of the authority of the persons executing documents on behalf of PES reasonably satisfactory to NatWest; and

                 (j) Such other documentation as may be reasonably required by the other parties hereto in order to effectuate the transactions contemplated hereby.

         4.4 Powell Deliveries. At Closing, Powell shall deliver the following (each, to the extent applicable, to be properly executed and acknowledged in appropriate counterparts and, unless otherwise noted, to be delivered to NatWest):

                 (a)      The PES Deferred Note;

                 (b) The Final Judgment and Order (to be delivered to counsel for Powell);

                 (c)      The NatWest-Powell Mutual Release;

                 (d)      The Powell-Travis Mutual Release (to be delivered to
Travis);

                 (e) The Construction Guaranty Termination Agreement (to be delivered to PES, Energy and Cogen);

                 (f) Evidence of the existence, organization and authority of Powell and of the authority of the persons executing documents on behalf of Powell reasonably satisfactory to NatWest; and

                 (g) Such other documentation as may be reasonably required by the other parties hereto in order to effectuate the transactions contemplated hereby.

         4.5 Energy Deliveries. At Closing, Energy shall deliver the following (each, to the extent applicable, to be properly executed and acknowledged in appropriate counterparts and, unless otherwise noted, to be delivered to PES):

                 (a) If required by PES an update to the Energy Litigation Counsel Letter;

                 (b) The Final Judgment and Order (to be delivered to counsel for Powell);

                 (c)      The Loan Modification Documents;

                 (d) The USAF Claims Agreement (to be delivered to PES and Travis);

                 (e) The Construction Guaranty Termination Agreement (to be delivered to PES, Powell and Cogen);

                 (f)      The Cogen Subordination (to be delivered to PES and
Cogen);

                 (g)      The Travis Subordination (to be delivered to PES and
Travis);

                 (h) Evidence of the existence, organization and authority of Energy and of the authority of the persons executing documents on behalf of Energy reasonably satisfactory to NatWest, PES and Powell;

                 (i)      The Energy Release; and

                 (j) Such other documentation as may be reasonably required by the other parties hereto in order to effectuate the transactions contemplated hereby.

         4.6 Travis Deliveries. At Closing, Travis shall deliver the following (each, to the extent applicable, to be properly executed and acknowledged in appropriate counterparts and, unless otherwise noted, to be delivered to PES):

                 (a) The Final Judgment and Order (to be delivered to counsel for Powell);

                 (b) The Loan Modification Documents to the extent applicable to Travis;

                 (c) The USAF Claims Agreement (to be delivered to PES and Energy);

                 (d) The NatWest-Travis Mutual Release (to be delivered to NatWest);

                 (e)      The Powell-Travis Mutual Release (to be delivered to
Powell);

                 (f)      The Travis Subordination;

                 (g)      The Energy Release; and

                 (h) Such other documentation as may be reasonably required by the other parties hereto in order to effectuate the transactions contemplated hereby.

         4.7 Cogen Deliveries. At Closing, Cogen shall deliver the following (each, to the extent applicable, to be properly executed and acknowledged in appropriate counterparts and, unless otherwise noted, to be delivered to PES):

                 (a)      The Cogen Subordination;

                 (b) Evidence of the existence, organization and authority of Cogen and of the authority of the persons executing documents on behalf of Cogen reasonably satisfactory to NatWest, PES and Powell;

                 (c) The Construction Guaranty Termination Agreement (to be delivered to Powell, PES and Energy);

                 (d)      The Energy Release; and

                 (e) Such other documentation as may be reasonably required by the other parties hereto in order to effectuate the transactions contemplated hereby.

         4.8 Closing Costs. All recording costs, transfer tax, indebtedness tax, intangible tax search fees and similar costs shall be paid by Energy; provided, however, that the obligation of Energy for such closing costs shall not exceed $3,000.00. Each party shall be responsible for its own attorneys' fees and expenses attributable to closing.

         4.9 Form of Closing Documents. Contemporaneously with the execution of this Agreement each party shall, by separate written instrument or instruments, acknowledge and approve the form of the each of the Closing Documents applicable to such party. The form of the approval certificate is set forth on Exhibit "B"attached hereto. With respect to any Closing Document the form of which has not been approved at the time this Agreement is executed, the parties to such document shall promptly agree upon the form of such document and as each document is approved a written acknowledgment or certificate shall be executed by the appropriate parties. If a dispute arises respecting the form of any Closing Document, the dispute will be submitted to a magistrate designated by the presiding judge in the Pending Litigation for immediate resolution, with the determination of the magistrate being binding upon all parties.

                                   ARTICLE 5
                             CONDITIONS OF CLOSING

          The obligation of Powell and PES to close the transactions contemplated hereunder is subject to and conditioned upon the following conditions, each of which must be satisfactory to Powell and PES:

         5.1 Closing Deliveries. Each of the items required to be delivered by NatWest and the Empire Parties shall have been delivered as described in Article 4 above.

         5.2 Preclosing Deliveries. At least five (5) business days prior to the Closing Date:

                 (a) NatWest shall deliver to Powell and PES a certificate from an authorized officer of NatWest in the form attached hereto as Exhibit "D" together with the documents referenced on such certificate.

                 (b) Energy shall make available to PES its entire file respecting the prosecution of the USAF Claims, including pleadings, communications and correspondence respecting the ASBCA Proceedings. Following Closing PES shall be permitted to make copies of all or any portions of the file. PES shall also receive a certification from Brian Travis, as President of Energy, to the effect that, to the best of his knowledge, the documents made available for inspection are true, correct and complete. The certification and the representations contained therein shall survive the Closing. Prior to the disclosure of such materials, Energy and PES shall enter into a confidentiality agreement in form acceptable to both parties.

                 (c) Energy shall cause its counsel to deliver the Energy Litigation Counsel Letter, which will contain an up to date report concerning the status of the ASBCA Proceedings.

         5.3 Assignment of Claims Act. Powell and PES shall have determined that the transfer of the NatWest Claims and Rights will not violate the Assignment of Claims Act or any other laws prohibiting or otherwise limiting the assignment of contract rights and/or claims against the United States and that following such transfer, PES and/or the Collateral Agent shall have the unconditional right to recover USAF Claims Proceeds unaffected by any such laws. Energy and Travis shall indemnify and hold PES and Powell harmless from and against any losses or damages resulting to Powell and/or PES arising from any violation or alleged violation of or failure to comply with the Assignment of Claims Act. The personal liability of Travis under this indemnity shall be limited to any funds received, directly or indirectly, by Travis or a Travis Affiliate after the Closing Date, which relate to the USAF Claims. Travis and Energy covenant and agree that they will not, at any time, take the position that the transfer of the NatWest Claims and Rights in any manner violates the Assignment of Claims Act.

Nothing contained in this Paragraph 5.3 shall constitute or impose an obligation upon NatWest to provide any assurances to Powell and PES with respect to the USAF Claims.

         5.4 Required Consents. Written consent to the transactions contemplated hereunder shall have been given by all Persons whose consent may be required for such purpose.

         5.5 Right to Terminate. If, following review of the materials to be delivered pursuant to Paragraphs 5.2, Powell determines, in its sole and absolute discretion, that the status of the USAF Claims and the prospects for recovery of USAF Claims Proceeds are not acceptable to Powell, Powell shall have the right to terminate this Agreement, unless Travis and/or Energy provide additional assurances to Powell and PES acceptable to Powell and PES with regard to such matters.

                                   ARTICLE 6
                         REPRESENTATIONS AND WARRANTIES

         6.1 Representations and Warranties of NatWest. To induce Powell and PES to enter into this Agreement and to proceed with Closing, NatWest represents and warrants to Powell and to PES that:

                 (a) NatWest is a public limited company duly organized, validly existing and in good standing under the laws of England.

                 (b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereunder have been duly authorized by all requisite action.

                 (c) This Agreement and each of the other Closing Documents being executed by NatWest pursuant to this Agreement, will be, legal, valid, and binding obligations of NatWest, enforceable against NatWest, in accordance with their respective terms.

                 (d) NatWest is the true and lawful owner of the NatWest Claims and Rights.

                 (e) NatWest has not previously sold, pledged, assigned or otherwise encumbered any interest that NatWest may have in the NatWest Claims and Rights.

                 (f) The Financing Documents delivered by NatWest prior to the Closing are true, correct and complete and no amendments or modifications of the Financing Documents exist which are not reflected on such copies except to the extent that the allegations in the Pending Litigation may be so construed.

                 (g) Except to the extent that the passage of time might by operation of law effect a release or relinquishment of rights, NatWest has not heretofore voluntarily released, relinquished or modified any of its rights or remedies under the Financing Documents with respect to the USAF Claims Proceeds and no agreements or understandings exist between NatWest and USAF with respect to the USAF Claims Proceeds which are not reflected in the Financing Documents delivered to PES at Closing.

                 (h) NatWest has not heretofore foreclosed upon or otherwise realized upon any of the collateral pledged in connection with the NatWest Loan Transaction, and without limiting the generality of the foregoing, NatWest has not foreclosed under the Mortgage or otherwise taken action to sell or dispose of any of the collateral.

                 (i) To the best knowledge of NatWest, no Environmental Claims (as defined in the Loan Agreement) other than those, if any, set forth in the Pending Litigation have been asserted against NatWest with respect to the Facility.

                 (j) To the best knowledge of NatWest, no Claims have been asserted against NatWest by USAF relating to the Facility.

                 (k) No consent or approval by any Person is required for or in connection with NatWest's execution and delivery of this Agreement or the documents required hereby.

         6.2 Representations and Warranties of Empire Parties. To induce Powell and PES to enter into this Agreement and to proceed with Closing, Energy, Cogen and Travis, jointly and severally, represent and warrant to Powell and to PES that:

                 (a) Cogen is a corporation duly organized, validly existing and in good standing under the laws of Florida.

                 (b) Energy is a corporation duly organized, validly existing and in good standing under the laws of New York.

                 (c) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereunder have been duly authorized by all requisite action and will not violate any Requirements of Law, the Governance Documents of any Empire Party, any provision of any indenture, agreement or other instrument to which any Empire Party is a party, or by which their respective properties or assets are bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument.

                 (d) This Agreement is, and each of the other Closing Documents to which any Empire Party is a party, when delivered pursuant to this Agreement will be, legal, valid, and binding obligations of such Empire Party, enforceable against such Empire Party, in accordance with their respective terms.

                 (e) The copies of the Financing Documents delivered to Powell and certified by Energy prior to closing are true, correct and complete and no amendments or modifications of the Financing Documents exist which are not reflected on such copies. The Energy certificate shall be made to the best of Energy's knowledge and information.

                 (f) Except to the extent that the passage of time or the failure to have previously asserted a claim might by operation of law effect a release or relinquishment of rights, none of the Empire Parties has heretofore knowingly released, relinquished or modified any of its rights or remedies relating to the USAF Claims and no agreements or understandings exist between the Empire Parties and USAF with respect to the USAF Claims Proceeds which have not been specifically disclosed to PES and Powell in writing prior to Closing.

                 (g) No Person has any lien or encumbrance against the USAF Claims which is superior to the liens granted to NatWest and except for the rights granted to NatWest pursuant to the Financing Documents and those potential liens, if any, arising from the judgements reflected on the schedule of creditors heretofore delivered to PES by Energy, no Empire Party has pledged, assigned, transferred or otherwise encumbered any interest of such party in the USAF Claims or the USAF Claims Proceeds.

                 (h) To the best knowledge of the Empire Parties, no Environmental Claims other than those, if any, set forth in the Pending Litigation or in the ASBCA Proceedings have been asserted against any Empire Party with respect to the Facility.

                 (i) No consent or approval by any Person is required for or in connection with any Empire Party's execution of this Agreement or such party's consummation of the transactions contemplated hereby.

         6.3 Representations and Warranties of Powell and PES. To induce NatWest to enter into this Agreement and to proceed with Closing, Powell and PES, jointly and severally, represent and warrant to NatWest that:

                 (a) Powell is a corporation duly organized, validly existing and in good standing under the laws of Nevada.

                 (b) PES is a corporation duly organized, validly existing and in good standing under the laws of Nevada.

                 (c) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereunder have been duly authorized by all requisite action and will not violate any Requirements of Law, the Governance Documents of Powell or PES, any provision of any indenture, agreement or other instrument to which Powell or PES is a party, or by which their respective properties or assets are bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument.

                 (d) This Agreement is, and each of the other Closing Documents to which Powell or PES is a party, when delivered pursuant to this Agreement will be, legal, valid, and binding obligations of such party, enforceable against such party, in accordance with their respective terms.

                 (e) No consent or approval by any Person is required for or in connection with Powell's or PES's execution of this Agreement or such party's consummation of the transactions contemplated hereby.

         6.4 Cumulative Representations. The warranties, representations, and agreements set forth in this Agreement shall be cumulative and in addition to any and all other warranties, representations, and agreements set forth in the other Closing Documents. Any such warranty, representation or agreement shall be binding solely upon the party or parties making such warranties, representations or agreements.

         6.5 Survival of Representations. The representations and warranties set forth herein shall survive Closing.

                                   ARTICLE 7
                                INDEMNIFICATION

         7.1     Indemnification by Energy.

                 (a) Energy shall indemnify and hold harmless Powell and PES, their successors and assigns, from and against any damages, losses, claims, costs and expenses (including court costs and reasonable attorneys' fees and expenses), which Powell or PES may sustain, or to which either of them may be subjected, arising out of or resulting from any breach or default by Energy of or under any of the representations and warranties of Energy under this Agreement or the other Closing Documents.

                 (b) Energy shall indemnify and hold harmless NatWest, its successors and assigns, from and against any damages, losses, claims, costs and expenses (including court costs and attorneys' fees and expenses), which NatWest may sustain, or to which it may be subjected, arising out of or resulting from any breach or default by Energy of or under any of the representations and warranties of Energy under this Agreement or the other Closing Documents.

                 (c) For purposes of this Paragraph, Closing Documents shall not include the original Loan Agreement or the other closing documents executed in 1992 in connection with the closing of the NatWest Loan Transaction.

         7.2     Indemnification by Cogen.

                 (a) Cogen shall indemnify and hold harmless Powell and PES, their successors and assigns, from and against any damages, losses, claims, costs and expenses (including court costs and reasonable attorneys' fees and expenses), which Powell or PES may sustain, or to which either of them may be subjected, arising out of or resulting from any breach or default by Cogen of or under any of the representations and warranties of Cogen under this Agreement or the other Closing Documents.

                 (b) Cogen shall indemnify and hold harmless NatWest, its successors and assigns, from and against any damages, losses, claims, costs and expenses (including court costs and reasonable attorneys' fees and expenses), which NatWest may sustain, or to which it may be subjected, arising out of or resulting from any breach or default by Cogen of or under any of the representations and warranties of Cogen under this Agreement or the other Closing Documents.

                 (c) For purposes of this Paragraph, Closing Documents shall not include the original Loan Agreement or the other closing documents executed in 1992 in connection with the closing of the NatWest Loan Transaction.

         7.3     Indemnification by Travis.

                 (a) Travis shall indemnify and hold harmless Powell and PES, their successors and assigns, from and against any damages, losses, claims, costs and expenses (including court costs and reasonable attorneys' fees and expenses), which Powell or PES may sustain, or to which either of them may be subjected, arising out of or resulting from any breach or default by Travis of or under any of the representations and warranties of Travis in his personal capacity under this Agreement or the other Closing Documents.

                 (b) Travis shall indemnify and hold harmless NatWest, its successors and assigns, from and against any damages, losses, claims, costs and expenses (including court costs and reasonable attorneys' fees and expenses), which NatWest may sustain, or to which it may be subjected, arising out of or resulting from any breach or default by Travis of or under any of the representations and warranties of Travis in his personal capacity under this Agreement or the other Closing Documents.

                 (c) The indemnities set forth in this Paragraph 7.3 are not intended to impose, and shall not be interpreted as imposing personal liability upon Travis for the repayment of the loans which are described in the Loan Modification Agreement.

                 (d) For purposes of this Paragraph, Closing Documents shall not include the original Loan Agreement or the other closing documents executed in 1992 in connection with the closing of the NatWest Loan Transaction.

         7.4     Indemnification by NatWest.   NatWest shall indemnify and hold
harmless Powell and PES, their successors and assigns, from and against any damages, losses, claims, costs and expenses (including court costs and reasonable attorneys' fees and expenses), which Powell or PES may sustain, or to which either of them may be subjected, arising out of or resulting from any breach or default by NatWest of or under any of the representations and warranties of NatWest under this Agreement or the other Closing Documents. For purposes of this Paragraph, Closing Documents shall not include the original Loan Agreement or the other closing documents executed in 1992 in connection with the closing of the NatWest Loan Transaction.

         7.5 Indemnification by Powell. Powell shall indemnify and hold harmless NatWest, its successors and assigns, from and against any damages, losses, claims, costs and expenses (including court costs and reasonable attorneys' fees and expenses), which NatWest may sustain, or to which it may be subjected, arising out of or resulting from any breach or default by Powell of or under any of the representations and warranties of Powell under this Agreement or the other Closing Documents. For purposes of this Paragraph, Closing Documents shall not include the original Loan Agreement or the other closing documents executed in 1992 in connection with the closing of the NatWest Loan Transaction.

         7.6 Indemnification by PES. PES shall indemnify and hold harmless NatWest, its successors and assigns, from and against any damages, losses, claims, costs and expenses (including court costs and reasonable attorneys' fees and expenses), which NatWest may sustain, or to which it may be subjected, arising out of or resulting from any breach or default by PES of or under any of the representations and warranties of PES under this Agreement or the other Closing Documents. For purposes of this Paragraph, Closing Documents shall not include the original Loan Agreement or the other closing documents executed in 1992 in connection with the closing of the NatWest Loan Transaction.

         7.7 Notice of Claim. Each party entitled to indemnity hereunder shall give prompt written notice to the indemnifying party of any assertion, claim or demand which such party discovers or of which notice is received after the Closing and which might give rise to a claim under this Article stating in reasonable detail the nature, basis and amount thereof; provided, however, that the failure to give such written notice shall not operate to waive or release the indemnity rights granted hereunder. In case of any claim, suit or other legal, administrative or arbitration proceeding by any third party with respect to which the indemnifying party may have liability under this Article the indemnifying party shall be entitled to participate therein, and to the extent desired, to assume the defense thereof, and after notice from the indemnifying party of its election so to assume the defense thereof, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof, other than reasonable costs of investigation, unless the indemnifying party does not actually assume the defense thereof following notice of such election.

                                   ARTICLE 8
                                 MISCELLANEOUS

         8.1 Complete Agreement. This Agreement and the Schedules and Exhibits attached hereto are the complete agreement of the parties hereto and supersede all previous understandings relating to the subject matter hereof. Any prior agreements, discussions or representations not expressly contained herein or in the other Closing Documents shall be deemed to be replaced by the provisions hereof. None of the parties have relied on any such prior agreements, discussions or representations as an inducement to the execution hereof and no party will assert any claim, including any claim based on fraudulent inducement to enter into this Agreement (whether framed as a misrepresentation or omission), in any way connected with such prior agreements, discussions or representations. Each party to this Agreement has been represented by counsel in connection with the negotiation and drafting of this Agreement.

         8.2 Counterpart Execution. This Agreement may be executed in multiple counterparts, each one of which shall be deemed an original, but all of which shall be considered together as one and the same instrument. Further, in making proof of this Agreement, it shall not be necessary to produce or account for more than one (1) such counterpart. Provided all parties sign a signature page, the execution by a party of a signature page hereto shall constitute due execution and shall create a valid, binding obligation of the party so signing, and it shall not be necessary or required that the signatures of all parties appear on a single signature page hereto.

         8.3 Amendments. Neither this Agreement, nor any provision hereof, may be modified, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the modification, change, waiver, discharge or termination is sought.

         8.4 Notices. All notices, demands, requests and other communications required or permitted to be given by any provision of this Agreement shall be in writing and sent by first class, regular, registered or certified mail, commercial delivery service, overnight courier, telegraph, telex, telecopier or facsimile transmission, air or other courier, or hand delivery, to the party to be notified addressed as set forth on Exhibit "C" attached hereto.

         Any such notice, demand, request or communication shall be deemed to have been given and received for all purposes under this Agreement: (i) three
(3) business days after the same is deposited in any official depository or receptacle of the United States Postal Service first class certified mail, return receipt requested, postage prepaid; (ii) on the date of transmission when delivered by telecopier or facsimile transmission, telex, telegraph or other telecommunication device (provided receipt is confirmed and such notice is promptly confirmed by notice given by some other means described herein);
(iii) on the next business day after the same is deposited with a nationally recognized overnight delivery service that guarantees overnight delivery; and
(iv) on the date of actual delivery to such party or by any other means; provided, however, if the day such notice, demand, request or communication shall be deemed to have been given and received as aforesaid is not a business day, such notice, demand, request or communication shall be deemed to have been given and received on the next business day.

         8.5 No Waiver. No failure to exercise and no delay in exercising any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. Waiver of any right, power or privilege hereunder or under any instrument or document now or hereafter securing the indebtedness evidenced hereby or under any guaranty at any time given with respect thereto must be in writing and is a waiver only as to the specified item.

         8.6 Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

         8.7 Governing Law. This Agreement shall be construed in accordance with, and be governed by, the laws of the state of New York (without giving effect to the principles thereof relating to conflicts of law except section 5-1401 of the New York General Obligations Law). The United States District Court for the Southern District of New York shall have exclusive jurisdiction over the parties for the resolution of any disputes in any way connected with the subject matter of this Agreement and the other Closing Documents, except as may be expressly provided otherwise in a Closing Document.

         8.8 Headings. Headings are for convenience only and neither limit nor amplify the provisions of this Agreement.

         8.9 Partial Invalidity. If any provision of this Agreement is deemed or held to be illegal, invalid or unenforceable, this Agreement shall be considered divisible and inoperative as to such provision to the extent it is deemed to be illegal, invalid or unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any provision of this Agreement is deemed or held to be illegal, invalid or unenforceable there shall be added hereto automatically a provision as similar as possible to such illegal, invalid or unenforceable provision and be legal, valid and enforceable. Further, should any provision contained in this Agreement ever be reformed or rewritten by any judicial body of competent jurisdiction, such provision as so reformed or rewritten shall be binding upon all parties hereto. Each term and provision contained herein shall be valid and enforceable to the fullest extent permitted by applicable law.

         8.10 Incorporation of Exhibits. All exhibits and schedules attached hereto, or to be attached hereto, and all other agreements and instruments referred to herein are hereby incorporated by reference into this Agreement as fully as if copied herein verbatim.

         8.11 Lawful Authority. If any party executing this Agreement is a corporation, the Person executing on behalf of the corporation hereby personally represents and warrants to all other parties that he has been fully authorized to execute and deliver this Agreement on behalf of the corporation pursuant to a duly adopted resolution of its Board of Directors, or by virtue of its bylaws.

         8.12 Further Assurances. Each party to this Agreement agrees upon request of any other party, to execute and deliver such other assignments, affidavits, notices, and other documents as reasonably requested, in order to consummate fully all of the transactions contemplated under this Agreement.

         8.13 Benefits of Agreement. Except as otherwise expressly provided herein, the covenants, stipulations and agreements contained in this Agreement are and shall be for the sole and exclusive benefit of the parties hereto and their respective successors and assigns and nothing contained in this Agreement, expressed or implied, shall be construed to confer upon, or give to, any other person any right, remedy or claim under or by reason of this Agreement.

                           [Signature Page(s) Follow]

                    [SIGNATURE PAGE TO SETTLEMENT AGREEMENT]

         IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.

NATWEST:                                 ENERGY:
NATIONAL WESTMINSTER BANK Plc            EMPIRE ENERGY MANAGEMENT
                                         SYSTEMS, INC.

By:                                      By:
     ---------------------------------        ---------------------------------

Title:                                   Title:
      --------------------------------         --------------------------------


POWELL:                                  COGEN:
POWELL INDUSTRIES, INC.                  EMPIRE COGEN, INC.

By:                                      By:
    ----------------------------------        ---------------------------------


Title:                                   Title:
      --------------------------------         --------------------------------


PES:                                     TRAVIS:
POWELL ENERGY SYSTEMS, INC.

By:
   -----------------------------------   --------------------------------------
                                                      Brian Travis
Title:
      --------------------------------

                                  EXHIBIT "A"
                                       TO
                              SETTLEMENT AGREEMENT

                        Schedule of Financing Documents


         1. Loan Agreement. Construction and Term Loan Agreement dated as of April 30, 1992, by and between NatWest and Energy

         2. Interim Agreement. Interim Agreement dated as of August 16, 1993, by and between Energy, Cogen, Travis, Powell and NatWest

         3. Construction Loan Note. Construction Loan Note dated as April 30, 1992 in the stated principal amount of $19,900,000 executed by Energy and made payable to NatWest

         4.      Collateral Agency Agreement Documents.

                 (a) Collateral Agency Agreement dated as of April 30, 1992 by and among Security Pacific National Trust Company (New York), NatWest and Energy

                 (b) Letter from BankAmerica National Trust Company dated November 10, 1995 respecting resignation as collateral agent

         5. Construction Contractor Consent. Agreement and Consent dated as of April 30, 1992 by and among Energy, Cogen and the Collateral Agent

         6. Mortgage. Leasehold Mortgage, Assignment of Rents and Security Agreement dated as of April 30, 1992 between Energy and the Collateral Agent recorded at Book 6600, Page 570, Clerk of Circuit Court, Hillsborough County, Florida

         7. Security Agreement. Assignment and Security Agreement dated as of April 30, 1992 between Energy and the Collateral Agent

         8. Assignment of Proceeds. Notice and Assignment dated as of April 30, 1992 from the Collateral Agent to the USAF

         9. Stock Pledge Agreement. Stock Pledge Agreement dated as of April 30, 1992 between Energy, Travis and the Collateral Agent

         10. Air Force Novation. Novation Agreement dated May 4, 1992 among the USAF, Energy and NatWest

         11. Air Force Letter. Letter dated May 4, 1992 from Judith Hall, Contracting Officer with the USAF to NatWest

         12. Subordination Agreement. Subordination Agreement dated as of April 30, 1992 among Travis, Energy and Bank

         13. Construction Guaranty. Construction Guaranty dated as of April 30, 1992 among Powell, Cogen, Energy and NatWest

         14. Turbine Supplier Agreement. Agreement dated as of April 30, 1992 among Energy, Cogen, U.S. Turbine Corporation and NatWest

         15.     UCC-1 Financing Statements.

                 (a) UCC-1 financing statement naming Energy as debtor and the Collateral Agent as secured party filed on April 14, 1992 with the Ohio Secretary of State under filing number AH0036268, as continued under continuation statement filed on April 4, 1997, under filing number 04049702915 and as assigned to NatWest as successor collateral agent by assignment filed on April 4, 1997 under filing number 04049702914.

                 (b) UCC-1 financing statement naming Energy as debtor and the Collateral Agent as secured party filed on April 14, 1992 with the Recorder's Office in Warren County, Ohio under filing number 40423 as continued under continuation statement filed on April 4, 1997 under filing number 55928 and as assigned to NatWest as successor collateral agent by assignment filed on April 4, 1997.

                 (c) UCC-1 financing statement naming Energy as debtor and the Collateral Agent as secured party filed on April 14, 1992 with the New York Secretary of State under filing number 075263, as continued under continuation statement filed on April 4, 1997, under filing number 067939 and as assigned to NatWest as successor collateral agent by assignment filed on April 4, 1997 under filing number 067938.

                 (d) UCC-1 financing statement naming Energy as debtor and the Collateral Agent as secured party filed on April 10, 1992 with the Florida Secretary of State under filing number 920000071545, as continued under continuation statement filed on April 8, 1997, under filing number 970000074209 and as assigned to NatWest as successor collateral agent by assignment filed on April 8, 1997 under filing number 970000074208.

                 (e) UCC-1 financing statement naming Energy as debtor and the Collateral Agent as secured party filed on April 10, 1992 with the Florida Secretary of State under filing number 920000071548, and assigned to NatWest as successor collateral agent by assignment filed on April 8, 1997 under filing number 970000074206.

                 (f) UCC-1 financing statement naming Energy as debtor and the Collateral Agent as secured party filed on May 5, 1992 with the Circuit Court of Hillsborough County, Florida under filing number 92097848, and as continued under continuation statement filed on April 9, 1997, under filing number 97086964, signed by NatWest as collateral agent.

                 (g) UCC-1 financing statement naming Energy as debtor and the Collateral Agent as secured party filed on May 5, 1992 with the Circuit Court of Hillsborough County, Florida under filing number 92097849, and as continued under continuation statement filed on April 9, 1997, under filing number 97086966, signed by NatWest as collateral agent.

                                  EXHIBIT "B"
                                       TO
                              SETTLEMENT AGREEMENT

                          Form of Approval Certificate

         This certificate is being executed pursuant to Paragraph 4.8 of the Settlement Agreement ("Settlement Agreement") dated as of September ___, 1998 entered into by and among National Westminster Bank Plc ("NatWest"), Powell Industries, Inc. ("Powell"), Powell Energy Systems, Inc. ("PES"), Empire Energy Management Systems, Inc. ("Energy"), Empire Cogen, Inc. ("Cogen") and Brian Travis ("Travis").

         The undersigned parties hereby approve the form of the Closing Documents attached hereto.

NATWEST:                                 ENERGY:
NATIONAL WESTMINSTER BANK Plc            EMPIRE ENERGY MANAGEMENT
                                         SYSTEMS, INC.

By:                                      By:
     ---------------------------------        ---------------------------------

Title:                                   Title:
      --------------------------------         --------------------------------


POWELL:                                  COGEN:
POWELL INDUSTRIES, INC.                  EMPIRE COGEN, INC.

By:                                      By:
    ----------------------------------        ---------------------------------


Title:                                   Title:
      --------------------------------         --------------------------------


PES:                                     TRAVIS:
POWELL ENERGY SYSTEMS, INC.

By:
   -----------------------------------   --------------------------------------
                                                      Brian Travis
Title:
      --------------------------------

                         SCHEDULE OF CLOSING DOCUMENTS
                  Parties Required to Approve Form of Document

Party                     Abbreviation
--------------------------------------

NatWest                       NW
Powell                        PW
PES                           PES
Energy                        EG
Cogen                         CG
Travis                        TR
Bank of New York              BNY

--------------------------------------------------------------------------------------------------------------------
       Document                                             NW      PW      PES      EG       CG      TR      BNY
--------------------------------------------------------------------------------------------------------------------
 1     NatWest-Powell Mutual Release                        X        X       X
--------------------------------------------------------------------------------------------------------------------
 2     NatWest-Travis Mutual Release                        X                                          X
--------------------------------------------------------------------------------------------------------------------
 3     Energy Release- NatWest                              X                         X       X        X
--------------------------------------------------------------------------------------------------------------------
 4     Powell-Travis Mutual Release                                  X                                 X
--------------------------------------------------------------------------------------------------------------------
 5     Energy Release - Powell                                       X                X       X        X
--------------------------------------------------------------------------------------------------------------------
 6     Final Judgment and Order                             X        X                X                X
--------------------------------------------------------------------------------------------------------------------
 7     Agreement Designating Successor Collateral Agent     X                         X                        X
--------------------------------------------------------------------------------------------------------------------
 8     Air Force Notice Letter                              X                X        X
--------------------------------------------------------------------------------------------------------------------
 9     UCC Assignments                                      X                X                                 X
--------------------------------------------------------------------------------------------------------------------
 10    Assignment of Mortgage                               X                X                                 X
--------------------------------------------------------------------------------------------------------------------
 11    PES Deferred Note                                    X        X       X
--------------------------------------------------------------------------------------------------------------------
 12    Certificate - Financing Documents (from NatWest)     X                X
--------------------------------------------------------------------------------------------------------------------
 13    Certificate - Financing Documents (from Energy)                       X        X
--------------------------------------------------------------------------------------------------------------------
 14    Bill of Sale and Assignment - Financing              X                X
       Documents
--------------------------------------------------------------------------------------------------------------------
 15    Allonge to Promissory Note                           X                X
--------------------------------------------------------------------------------------------------------------------
 16    Loan Modification and Extension Agreement                             X        X
--------------------------------------------------------------------------------------------------------------------
 17    Construction Guaranty Termination Agreement                   X       X        X
--------------------------------------------------------------------------------------------------------------------
 18    Amended and Restated Promissory Note                                  X        X
--------------------------------------------------------------------------------------------------------------------
 19    First Amendment to Collateral Agency Agreement                        X        X                        X
--------------------------------------------------------------------------------------------------------------------
 20    Subordination and Indemnity - Travis                                  X        X                X
--------------------------------------------------------------------------------------------------------------------
 21    Subordination Agreement - Cogen                                       X        X       X
--------------------------------------------------------------------------------------------------------------------
 22    First Amendment to Stock Pledge Agreement                             X        X                X
--------------------------------------------------------------------------------------------------------------------
 23    First Amendment to Collateral Security Agreement                      X        X                        X
--------------------------------------------------------------------------------------------------------------------
 24    USAF Claims Agreement                                                 X        X                X
--------------------------------------------------------------------------------------------------------------------
 25    Confidentiality Agreement                                             X        X
--------------------------------------------------------------------------------------------------------------------
 26    List of Claims Against Energy and Cogen                               X        X
--------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT "C"
                                       TO
                              SETTLEMENT AGREEMENT

                 If to Powell or PES:        c/o Powell Industries, Inc.
                                             8550 Mosley
                                             Houston, TX 77075
                                             Attention: J.F. Ahart
                                             Telecopier: (713) 947-4435

                 With a Required Copy to:    Jack Magids, Esq.
                                             Krivcher Magids Plc
                                             6410 Poplar Avenue, Suite 300
                                             Memphis, Tennessee 38119
                                             Telecopier: (901) 682-6453

                                             David M. Washburn, Esq.
                                             Winstead Sechrest & Minick P.C.
                                             Suite 2400, 910 Travis Street
                                             Bank One Center
                                             Houston, TX 77002-5895
                                             Telecopier: (713) 754-1727

                                             James Davis, Esq.
                                             Owen & Davis
                                             805 Third Avenue, 14th Floor
                                             New York, NY 10022-7513
                                             Telecopier: (212) 754-1724


                 If to NatWest:              Phillip J. Kirkham
                                             Senior Vice President
                                             Head of Asset Management
                                             Greenwich NatWest
                                             600 Steamboat Road
                                             Greenwich, CT 06830
                                             as agent for
                                             National Westminster Bank, Plc

                 With a Required Copy to:    Edward J. Meehan, Esq.
                                             Skadden, Arps, Slate, Meagher
                                             & Flom LLP
                                             1440 New York Avenue, N.W.
                                             Washington, DC 20005
                                             Telecopier: (202) 393-5760

                                             Michael Allen, Esq.
                                             Shapiro, Forman &
                                             Allen LLP 380 Madison Avenue
                                             New York, NY 10017
                                             Telecopier: (212) 557-1275

                 If to Energy:               Empire Energy Management Systems,
                                             Inc.
                                             51 Beechtree Drive
                                             Larchmont, NY 10538
                                             Telecopier: (914) 834-2067

                 With a Required Copy to:    Louis M. Solomon, Esq.
                                             Swidler Berlin Shereff
                                             Friedman, LLP
                                             919 Third Avenue
                                             New York, NY 10022
                                             Telecopier: (212) 758-9526

                 If to Travis:               Mr. Brian Travis
                                             4973 Southshore Drive
                                             New Port Richey, Florida 34652
                                             Telecopier: (813) 847-5687

                 With a Required Copy to:    Louis M. Solomon, Esq.
                                             Swidler Berlin Shereff
                                             Friedman, LLP
                                             919 Third Avenue
                                             New York, NY 10022
                                             Telecopier: (212) 758-9526

                                  EXHIBIT "D"
                                       TO
                              SETTLEMENT AGREEMENT

                                  CERTIFICATE
                        (NatWest Preclosing Deliveries)

         This certificate is being delivered pursuant to Paragraph 5.2(a) of that certain Settlement Agreement dated as of September ____, 1998 (the "Settlement Agreement"). All capitalized terms not defined herein shall have the meaning attributed to such terms under the Settlement Agreement.

         The undersigned hereby certifies to Powell and  PES as follows:

         1. The undersigned is the __________________ of National Westminster Bank Plc ("NatWest") and is duly authorized to execute and deliver this certificate on behalf of NatWest.

         2. Attached to this certificate are true, correct and complete copies of each of the Financing Documents listed on Exhibit "A" to the Settlement Agreement.

         3.      To the best knowledge of NatWest:

                 (a) NatWest has previously furnished to Powell in connection with the Pending Litigation all communications, correspondence or agreements with USAF in any way connected with the Facility and all documents in any way related thereto now or at any prior time contained in the files and records of NatWest or any Affiliate thereof; and

                 (b) NatWest has previously furnished to Powell all other documents now or at any prior time contained in the files and records of Natwest or any Affiliate thereof which are responsive to document requests previously served by Powell on NatWest in the Pending Litigation and which are not privileged or otherwise protected from disclosure pursuant to law.

         4. If NatWest later discovers any document now or at any prior time contained in the files and records of NatWest or any Affiliate thereof not previously furnished to Powell covered by the foregoing representations, NatWest shall promptly deliver such documents to Powell. If any such document does not materially affect the NatWest Claims and Rights, NatWest shall have no liability to Powell or PES on account of NatWest's failure to furnish such document on or before this date.

         5. This certificate and the representations and agreements set forth herein shall survive the closing of the transactions described in the Settlement Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date set forth below.

                                       NATIONAL WESTMINSTER BANK Plc

                                       By:
                                            -----------------------------------

                                       Title:
                                               --------------------------------

                                       Date:
                                            -----------------------------------





                                     D-2